NUVEEN QUANTITATIVE ENHANCED CORE EQUITY FUND

SUPPLEMENT DATED APRIL 19, 2013

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2013

Proposed Reorganization of

Nuveen Quantitative Enhanced Core Equity Fund into

Nuveen Symphony Optimized Alpha Fund

The Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of Nuveen Quantitative Enhanced Core Equity Fund (the “Acquired Fund”), a series of NIF, into Nuveen Symphony Optimized Alpha Fund (the “Acquiring Fund”), a series of NIT II. In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund.

If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in late August 2013. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in late July 2013.

The Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY

PROSPECTUS

FOR FUTURE REFERENCE

MGN-QECES-0413P